                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /X/      Definitive Additional Materials

       /_/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
--------------------------------------------------------------------------------
   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     /_/    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

                                       -2-

          The Computer Horizons Full Value Committee (the "Committee"), together with the other participants named herein, is filing materials  contained in this
Schedule 14A with the Securities and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies against a proposed merger  involving  Computer
Horizons  Corp.  (the  "Company") and Analysts  International  Corporation to be
submitted to a vote of the  shareholders  of the Company at a special meeting of shareholders  scheduled  to be held  September  2,  2005.

            Item  1:  The  Committee  delivered  the  following  letter  to  the shareholders of the Company on August 17, 2005.

                            AN IMPORTANT MESSAGE FROM
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE

        PLEASE VOTE AGAINST THE PROPOSED MERGER OF COMPUTER HORIZONS WITH
                             ANALYSTS INTERNATIONAL

           PLEASE HELP PROTECT YOUR INVESTMENT BY VOTING THE ENCLOSED
                             GREEN PROXY CARD TODAY

August 16, 2005

Fellow Computer Horizons Shareholder:

            We have formed The Computer Horizons Full Value Committee because we believe that Computer Horizons has proposed a merger  transaction that will have a lasting  negative impact on your  investment.  We  collectively  own 3,226,600 shares, or approximately 10.3%, of Computer Horizons'  outstanding stock. PLEASE
JOIN US IN DEFEATING THE PROPOSED MERGER WITH ANALYSTS  INTERNATIONAL  BY VOTING
THE ENCLOSED GREEN PROXY CARD AGAINST THE MERGER RELATED PROPOSALS TODAY.

            As you may know, Computer Horizons is seeking  shareholder  approval to merge with Analysts  International.  While Computer  Horizons claims that the merger would be beneficial to all Computer Horizons' shareholders, we oppose the merger for the following reasons:

1)  WE SHOULD NOT BE USING OUR STOCK TO PURCHASE ANALYSTS INTERNATIONAL WHEN OUR
    STOCK IS UNDERVALUED.

            Based upon our review of  Computer  Horizons'  intrinsic  value,  we believe that its stock is currently  undervalued in the market.  As a result, we believe the exchange ratio under the proposed merger is set too high.  According to public filings, Citigroup, Computer Horizons' financial advisor, determined a range for the implied per share value of Computer Horizons common stock of $4.66 to $6.52 as part of a  discounted  cash  flow  analysis,  one of many  valuation metrics  applied by  Citigroup.  Despite  this share value range  determined  by
Citigroup,  in order to effect the  merger,  Computer  Horizons  agreed to issue close to 100% of its shares outstanding to Analysts  International  shareholders when Computer  Horizons stock was trading at $3.15 per share.  It is interesting to note given these facts that Computer Horizons' share price fell approximately
15% during the week following the announcement of the merger.  We do not believe
Computer  Horizons  should use its stock to purchase  another  company  when its stock is trading at less than intrinsic value.

2)  THE  PROPOSED  MERGER  WILL  DILUTE  EACH  COMPUTER  HORIZONS  SHAREHOLDER'S
    OWNERSHIP INTEREST IN CHIMES AND THE FEDERAL BUSINESS.

            Currently, Computer Horizons has two attractive assets in its Chimes and Federal business segments.  On the other hand,  staffing accounts for 72% of
Analysts International's business. If the merger is completed, existing Computer
Horizons  shareholders will own only approximately 50% of the surviving company.
This means that the  merger  will have the effect of cutting  almost in half the existing  Computer  Horizons  shareholders'  ownership in the Chimes and Federal business segments.

            The Chimes business in particular has performed  exceptionally  well the last two years.  The Chimes  business  went from  suffering  a Total  (Loss)
Before  Income Tax of $8.93 million in 2002 to Total Income Before Income Tax of
$1.59 million for the six months ended June 30, 2005.

                                      -3-

 PERFORMANCE OF CHIMES AND ANALYSTS INTERNATIONAL DURING FIRST SIX MONTHS OF 2005
                      COMPARED TO FIRST SIX MONTHS OF 2004

CHIMES TREND                    FIRST HALF OF 2004                 FIRST HALF OF 2005        % CHANGE       TREND
------------                    ------------------                 ------------------        --------       -----
Revenues                        $11.3 Million                      $13.4 Million             18.6%          Increasing
Operating Income*               $(0.3) Million                     $1.6 Million              N/A            Increasing

ANALYSTS TREND                  FIRST HALF OF 2004                 FIRST HALF OF 2005        % CHANGE       TREND
--------------                  ------------------                 ------------------        --------       -----
Revenues                        $172.3 Million                     $158.2 Million            - 8.2%         Decreasing
Operating Income*               $1.6 Million                       $0.6 Million              - 61.6%        Decreasing

--------------------
* Operating  Income is defined as earnings  before  amortization of intangibles, merger-related costs, interest and taxes.

            Given   this   divergent   performance   by  Chimes   and   Analysts
International during the first half of 2005, we believe Computer Horizons should not be proposing to now dilute shareholders' ownership in Chimes.

3)  THE PROPOSED MERGER REPRESENTS A SIGNIFICANT CHANGE IN STRATEGY.

            Before the merger  discussions  began with  Analysts  International,
Computer Horizons' management repeatedly discussed during conference calls their three-year strategy of growing the higher margins solutions business. We believe that  Computer  Horizons  should  follow  through on its  original  strategy and continue to focus on the Chimes and Federal  businesses rather than the staffing business.

4)  THERE ARE COMBINED,  DIRECT  TRANSACTION COSTS OF UP TO APPROXIMATELY  $14.4
    MILLION,  INCLUDING  APPROXIMATELY  $7.8  MILLION IN CHANGE IN  CONTROL  AND
    WAIVER PAYMENTS IN THE ANALYSTS TRANSACTION.

            Based on our own  analysis,  at the time the merger was announced in
April 2005 the direct transaction costs of up to $14.4 million would equal up to an astounding 13.8% of the approximate $104.4 million merger consideration. $7.8 million of the costs are  expected  to  consist of change of control  and waiver fees from the  Analysts  International  side,  representing  7.5% of the  merger consideration.  Institutional  Shareholder  Services (ISS), the nation's leading proxy voting  advisory  service,  has a policy of giving  greater  scrutiny to a transaction if the change in control  payments appear likely to exceed 3% of the deal's equity value.

5)  THERE ARE POTENTIALLY MORE FAVORABLE  STRATEGIC  OPPORTUNITIES  FOR COMPUTER
    HORIZONS THAN THE PROPOSED MERGER.

            We believe  Computer  Horizons  has failed to  seriously  explore or
consider   alternative  merger  partners  or  other  opportunities  to  maximize shareholder value. Computer Horizons' public filings relating to the merger even contain the following comment from its financial advisor, Citigroup:

            "...our opinion does not address,  the relative merits of the Merger as compared to any alternative  business strategies that might exist for the Company or the effect of any other  transaction in which the
            Company might engage".

This  point is also  evidenced  by the fact that  since the  beginning  of 2003,
Computer  Horizons has been  approached  by potential  acquirors  who  expressed interest in  negotiating  a purchase of Computer  Horizons.  On April 14,  2003,
Aquent LLC made a $5.00 per share offer for Computer  Horizons that was rejected by management. The Aquent offer represented a 67% premium to the market price of the shares the business day prior to when the offer was made.  Computer Horizons spent $6.4 million of  shareholders'  money in its aggressive  campaign  against

                                      -4-

Aquent,  consisting of approximately $3.4 million in legal fees, $1.8 million in financial  advisor fees and $1.2 million in proxy  solicitation  and other fees, based on public filings. Since the Aquent offer, management has revealed that it has been approached by other  potential  purchasers.  In the meantime,  Computer
Horizons' share price has declined,  as illustrated  below,  since the day after the Aquent offer was announced.

                       COMPUTER HORIZONS STOCK PERFORMANCE
                        APRIL 15, 2003 TO AUGUST 11, 2005

                              [LINE GRAPH OMITTED]

             Data Points for Line Graph
             --------------------------

            Date          Adjusted Close ($)
            ----          ------------------
          15-Aug-05            3.45
          12-Aug-05            3.52
          11-Aug-05            3.54
          10-Aug-05            3.56
           9-Aug-05            3.57
           8-Aug-05            3.53
           5-Aug-05            3.63
           4-Aug-05            3.60
           3-Aug-05            3.62
           2-Aug-05            3.62
           1-Aug-05            3.61
          29-Jul-05            3.66
          28-Jul-05            3.61
          27-Jul-05            3.68
          26-Jul-05            3.69
          25-Jul-05            3.59
          22-Jul-05            3.60
          21-Jul-05            3.37
          20-Jul-05            3.25
          19-Jul-05            3.33
          18-Jul-05            3.40
          15-Jul-05            3.38
          14-Jul-05            3.19
          13-Jul-05            3.08
          12-Jul-05            3.05
          11-Jul-05            3.13
           8-Jul-05            3.16
           7-Jul-05            3.15
           6-Jul-05            3.14
           5-Jul-05            3.14
           1-Jul-05            3.16

                                      -5-

          30-Jun-05            3.13
          29-Jun-05            3.12
          28-Jun-05            3.09
          27-Jun-05            3.11
          24-Jun-05            3.04
          23-Jun-05            3.16
          22-Jun-05            3.31
          21-Jun-05            3.32
          20-Jun-05            3.40
          17-Jun-05            3.40
          16-Jun-05            3.39
          15-Jun-05            3.42
          14-Jun-05            3.37
          13-Jun-05            3.18
          10-Jun-05            3.11
           9-Jun-05            3.09
           8-Jun-05            3.08
           7-Jun-05            3.10
           6-Jun-05            3.05
           3-Jun-05            3.06
           2-Jun-05            3.00
           1-Jun-05            2.97
          31-May-05            2.91
          27-May-05            2.80
          26-May-05            2.85
          25-May-05            2.79
          24-May-05            2.87
          23-May-05            2.85
          20-May-05            2.86
          19-May-05            2.79
          18-May-05            2.80
          17-May-05            2.82
          16-May-05            2.84
          13-May-05            2.73
          12-May-05            2.77
          11-May-05            2.80
          10-May-05            2.82
           9-May-05            2.84
           6-May-05            3.05
           5-May-05            3.03
           4-May-05            3.07
           3-May-05            3.09
           2-May-05            3.20
          29-Apr-05            3.01
          28-Apr-05            2.76
          27-Apr-05            2.83
          26-Apr-05            2.83
          25-Apr-05            2.75
          22-Apr-05            2.73
          21-Apr-05            2.73
          20-Apr-05            2.76
          19-Apr-05            2.69
          18-Apr-05            3.08
          15-Apr-05            2.97
          14-Apr-05            3.16
          13-Apr-05            3.19
          12-Apr-05            3.15
          11-Apr-05            3.20
           8-Apr-05            3.17
           7-Apr-05            3.33
           6-Apr-05            3.38
           5-Apr-05            3.39
           4-Apr-05            3.49
           1-Apr-05            3.46

                                      -6-

          31-Mar-05            3.65
          30-Mar-05            3.59
          29-Mar-05            3.60
          28-Mar-05            3.57
          24-Mar-05            3.68
          23-Mar-05            3.61
          22-Mar-05            3.66
          21-Mar-05            3.60
          18-Mar-05            3.65
          17-Mar-05            3.70
          16-Mar-05            3.71
          15-Mar-05            3.72
          14-Mar-05            3.77
          11-Mar-05            3.80
          10-Mar-05            3.70
           9-Mar-05            3.80
           8-Mar-05            3.71
           7-Mar-05            3.69
           4-Mar-05            3.70
           3-Mar-05            3.68
           2-Mar-05            3.63
           1-Mar-05            3.70
          28-Feb-05            3.78
          25-Feb-05            3.75
          24-Feb-05            3.79
          23-Feb-05            3.90
          22-Feb-05            3.85
          18-Feb-05            3.80
          17-Feb-05            3.90
          16-Feb-05            3.88
          15-Feb-05            3.93
          14-Feb-05            3.87
          11-Feb-05            3.90
          10-Feb-05            3.82
           9-Feb-05            3.86
           8-Feb-05            3.87
           7-Feb-05            3.87
           4-Feb-05            3.87
           3-Feb-05            3.89
           2-Feb-05            3.91
           1-Feb-05            3.91
          31-Jan-05            3.90
          28-Jan-05            3.95
          27-Jan-05            3.94
          26-Jan-05            3.99
          25-Jan-05            3.92
          24-Jan-05            3.95
          21-Jan-05            3.97
          20-Jan-05            4.01
          19-Jan-05            4.12
          18-Jan-05            4.15
          14-Jan-05            3.88
          13-Jan-05            3.97
          12-Jan-05            3.95
          11-Jan-05            4.00
          10-Jan-05            3.91
           7-Jan-05            3.91
           6-Jan-05            3.87
           5-Jan-05            3.70
           4-Jan-05            3.68
           3-Jan-05            3.68

                                      -7-

          31-Dec-04            3.81
          30-Dec-04            3.74
          29-Dec-04            3.71
          28-Dec-04            3.74
          27-Dec-04            3.75
          23-Dec-04            3.67
          22-Dec-04            3.75
          21-Dec-04            3.79
          20-Dec-04            3.78
          17-Dec-04            3.89
          16-Dec-04            3.74
          15-Dec-04            3.75
          14-Dec-04            3.73
          13-Dec-04            3.85
          10-Dec-04            3.87
           9-Dec-04            3.95
           8-Dec-04            3.75
           7-Dec-04            3.85
           6-Dec-04            3.80
           3-Dec-04            3.85
           2-Dec-04            3.91
           1-Dec-04            3.79
          30-Nov-04            3.80
          29-Nov-04            3.70
          26-Nov-04            3.60
          24-Nov-04            3.58
          23-Nov-04            3.58
          22-Nov-04            3.54
          19-Nov-04            3.49
          18-Nov-04            3.48
          17-Nov-04            3.47
          16-Nov-04            3.45
          15-Nov-04            3.52
          12-Nov-04            3.55
          11-Nov-04            3.48
          10-Nov-04            3.54
           9-Nov-04            3.64
           8-Nov-04            3.62
           5-Nov-04            3.75
           4-Nov-04            3.66
           3-Nov-04            3.74
           2-Nov-04            3.66
           1-Nov-04            3.69

                                      -8-

          29-Oct-04            3.75
          28-Oct-04            3.69
          27-Oct-04            3.70
          26-Oct-04            3.69
          25-Oct-04            3.69
          22-Oct-04            3.70
          21-Oct-04            3.67
          20-Oct-04            3.63
          19-Oct-04            3.66
          18-Oct-04            3.70
          15-Oct-04            3.67
          14-Oct-04            3.70
          13-Oct-04            3.63
          12-Oct-04            3.72
          11-Oct-04            3.65
           8-Oct-04            3.76
           7-Oct-04            4.21
           6-Oct-04            4.25
           5-Oct-04            4.30
           4-Oct-04            4.35
           1-Oct-04            4.41
          30-Sep-04            4.33
          29-Sep-04            4.35
          28-Sep-04            4.25
          27-Sep-04            4.45
          24-Sep-04            4.53
          23-Sep-04            4.58
          22-Sep-04            4.62
          21-Sep-04            4.55
          20-Sep-04            4.54
          17-Sep-04            4.54
          16-Sep-04            4.45
          15-Sep-04            4.35
          14-Sep-04            4.25
          13-Sep-04            4.21
          10-Sep-04            4.24
           9-Sep-04            4.15
           8-Sep-04            4.13
           7-Sep-04            4.05
           3-Sep-04            4.09
           2-Sep-04            4.03
           1-Sep-04            4.02
          31-Aug-04            3.95
          30-Aug-04            3.92
          27-Aug-04            3.95
          26-Aug-04            3.89
          25-Aug-04            3.87
          24-Aug-04            3.90
          23-Aug-04            3.91
          20-Aug-04            3.95
          19-Aug-04            3.84
          18-Aug-04            3.91
          17-Aug-04            3.90
          16-Aug-04            3.86
          13-Aug-04            3.90
          12-Aug-04            3.93
          11-Aug-04            3.91
          10-Aug-04            3.93
           9-Aug-04            3.86
           6-Aug-04            3.99
           5-Aug-04            3.92
           4-Aug-04            3.95
           3-Aug-04            3.90
           2-Aug-04            3.97

                                      -9-

          30-Jul-04            3.89
          29-Jul-04            3.95
          28-Jul-04            3.70
          27-Jul-04            3.70
          26-Jul-04            3.66
          23-Jul-04            3.66
          22-Jul-04            3.68
          21-Jul-04            3.71
          20-Jul-04            3.71
          19-Jul-04            3.71
          16-Jul-04            3.71
          15-Jul-04            3.72
          14-Jul-04            3.73
          13-Jul-04            3.71
          12-Jul-04            3.73
           9-Jul-04            3.75
           8-Jul-04            3.85
           7-Jul-04            3.87
           6-Jul-04            3.96
           2-Jul-04            3.94
           1-Jul-04            3.91
          30-Jun-04            3.98
          29-Jun-04            3.98
          28-Jun-04            3.95
          25-Jun-04            3.78
          24-Jun-04            3.76
          23-Jun-04            3.78
          22-Jun-04            3.67
          21-Jun-04            3.64
          18-Jun-04            3.63
          17-Jun-04            3.73
          16-Jun-04            3.74
          15-Jun-04            3.81
          14-Jun-04            3.61
          10-Jun-04            3.70
           9-Jun-04            3.67
           8-Jun-04            3.79
           7-Jun-04            3.85
           4-Jun-04            3.67
           3-Jun-04            3.67
           2-Jun-04            3.70
           1-Jun-04            3.45
          28-May-04            3.64
          27-May-04            3.61
          26-May-04            3.58
          25-May-04            3.66
          24-May-04            3.41
          21-May-04            3.44
          20-May-04            3.43
          19-May-04            3.43
          18-May-04            3.42
          17-May-04            3.40
          14-May-04            3.42
          13-May-04            3.42
          12-May-04            3.44
          11-May-04            3.50
          10-May-04            3.38
           7-May-04            3.42
           6-May-04            3.45
           5-May-04            3.38
           4-May-04            3.60
           3-May-04            3.54

                                      -10-

          30-Apr-04            3.72
          29-Apr-04            3.79
          28-Apr-04            3.92
          27-Apr-04            4.01
          26-Apr-04            3.95
          23-Apr-04            4.01
          22-Apr-04            4.01
          21-Apr-04            4.00
          20-Apr-04            4.00
          19-Apr-04            4.03
          16-Apr-04            3.99
          15-Apr-04            3.99
          14-Apr-04            4.05
          13-Apr-04            4.06
          12-Apr-04            4.08
           8-Apr-04            4.13
           7-Apr-04            4.08
           6-Apr-04            4.14
           5-Apr-04            4.14
           2-Apr-04            4.23
           1-Apr-04            4.19
          31-Mar-04            4.30
          30-Mar-04            4.22
          29-Mar-04            4.30
          26-Mar-04            4.16
          25-Mar-04            4.22
          24-Mar-04            4.15
          23-Mar-04            4.12
          22-Mar-04            3.85
          19-Mar-04            4.07
          18-Mar-04            4.23
          17-Mar-04            4.17
          16-Mar-04            4.19
          15-Mar-04            4.18
          12-Mar-04            4.35
          11-Mar-04            4.28
          10-Mar-04            4.31
           9-Mar-04            4.30
           8-Mar-04            4.28
           5-Mar-04            4.31
           4-Mar-04            4.35
           3-Mar-04            4.29
           2-Mar-04            4.33
           1-Mar-04            4.34
          27-Feb-04            4.24
          26-Feb-04            4.32
          25-Feb-04            4.26
          24-Feb-04            4.35
          23-Feb-04            4.15
          20-Feb-04            4.16
          19-Feb-04            4.25
          18-Feb-04            4.33
          17-Feb-04            4.40
          13-Feb-04            4.23
          12-Feb-04            4.25
          11-Feb-04            4.40
          10-Feb-04            4.39
           9-Feb-04            4.24
           6-Feb-04            4.20
           5-Feb-04            4.09
           4-Feb-04            3.97
           3-Feb-04            4.16
           2-Feb-04            4.20

                                      -11-

          30-Jan-04            4.19
          29-Jan-04            4.16
          28-Jan-04            4.25
          27-Jan-04            4.39
          26-Jan-04            4.40
          23-Jan-04            4.40
          22-Jan-04            4.32
          21-Jan-04            4.38
          20-Jan-04            4.37
          16-Jan-04            4.48
          15-Jan-04            4.39
          14-Jan-04            4.40
          13-Jan-04            4.49
          12-Jan-04            4.50
           9-Jan-04            4.07
           8-Jan-04            4.12
           7-Jan-04            4.02
           6-Jan-04            3.94
           5-Jan-04            3.99
           2-Jan-04            3.99
          31-Dec-03            3.92
          30-Dec-03            3.96
          29-Dec-03            3.98
          26-Dec-03            4.02
          24-Dec-03            4.06
          23-Dec-03            3.91
          22-Dec-03            3.88
          19-Dec-03            3.85
          18-Dec-03            3.87
          17-Dec-03            3.69
          16-Dec-03            3.80
          15-Dec-03            3.71
          12-Dec-03            3.90
          11-Dec-03            3.89
          10-Dec-03            3.65
           9-Dec-03            3.62
           8-Dec-03            3.64
           5-Dec-03            3.62
           4-Dec-03            3.67
           3-Dec-03            3.72
           2-Dec-03            3.63
           1-Dec-03            3.70
          28-Nov-03            3.72
          26-Nov-03            3.74
          25-Nov-03            3.73
          24-Nov-03            3.75
          21-Nov-03            3.73
          20-Nov-03            3.66
          19-Nov-03            3.65
          18-Nov-03            3.75
          17-Nov-03            3.92
          14-Nov-03            4.03
          13-Nov-03            4.09
          12-Nov-03            4.21
          11-Nov-03            4.15
          10-Nov-03            4.00
           7-Nov-03            4.14
           6-Nov-03            4.00
           5-Nov-03            4.01
           4-Nov-03            3.94
           3-Nov-03            3.95

                                      -12-

          31-Oct-03            3.80
          30-Oct-03            3.84
          29-Oct-03            3.75
          28-Oct-03            3.77
          27-Oct-03            3.60
          24-Oct-03            3.45
          23-Oct-03            3.67
          22-Oct-03            3.63
          21-Oct-03            3.70
          20-Oct-03            3.63
          17-Oct-03            3.60
          16-Oct-03            3.69
          15-Oct-03            3.57
          14-Oct-03            3.68
          13-Oct-03            3.69
          10-Oct-03            3.55
           9-Oct-03            3.43
           8-Oct-03            3.58
           7-Oct-03            3.57
           6-Oct-03            3.57
           3-Oct-03            3.65
           2-Oct-03            3.60
           1-Oct-03            3.50
          30-Sep-03            3.70
          29-Sep-03            3.65
          26-Sep-03            3.57
          25-Sep-03            3.65
          24-Sep-03            3.80
          23-Sep-03            3.90
          22-Sep-03            3.96
          19-Sep-03            4.01
          18-Sep-03            4.07
          17-Sep-03            3.95
          16-Sep-03            3.95
          15-Sep-03            4.00
          12-Sep-03            4.02
          11-Sep-03            4.00
          10-Sep-03            3.93
           9-Sep-03            4.01
           8-Sep-03            4.10
           5-Sep-03            4.05
           4-Sep-03            4.05
           3-Sep-03            4.11
           2-Sep-03            4.14
          29-Aug-03            4.11
          28-Aug-03            4.19
          27-Aug-03            4.25
          26-Aug-03            4.13
          25-Aug-03            4.24
          22-Aug-03            4.25
          21-Aug-03            4.16
          20-Aug-03            4.00
          19-Aug-03            3.96
          18-Aug-03            3.89
          15-Aug-03            3.83
          14-Aug-03            3.83
          13-Aug-03            3.80
          12-Aug-03            3.89
          11-Aug-03            3.75
           8-Aug-03            3.75
           7-Aug-03            3.76
           6-Aug-03            3.69
           5-Aug-03            3.65
           4-Aug-03            3.70
           1-Aug-03            3.78

                                      -13-

          31-Jul-03            4.08
          30-Jul-03            3.98
          29-Jul-03            3.92
          28-Jul-03            3.99
          25-Jul-03            3.99
          24-Jul-03            3.98
          23-Jul-03            4.01
          22-Jul-03            4.05
          21-Jul-03            4.00
          18-Jul-03            4.09
          17-Jul-03            4.10
          16-Jul-03            4.11
          15-Jul-03            4.16
          14-Jul-03            4.28
          11-Jul-03            4.30
          10-Jul-03            4.21
           9-Jul-03            4.19
           8-Jul-03            4.46
           7-Jul-03            4.56
           3-Jul-03            4.53
           2-Jul-03            4.49
           1-Jul-03            4.46
          30-Jun-03            4.54
          27-Jun-03            4.35
          26-Jun-03            4.50
          25-Jun-03            4.42
          24-Jun-03            4.54
          23-Jun-03            4.40
          20-Jun-03            4.60
          19-Jun-03            4.54
          18-Jun-03            4.55
          17-Jun-03            4.52
          16-Jun-03            4.64
          13-Jun-03            4.55
          12-Jun-03            4.67
          11-Jun-03            4.67
          10-Jun-03            4.67
           9-Jun-03            4.65
           6-Jun-03            4.65
           5-Jun-03            4.65
           4-Jun-03            4.67
           3-Jun-03            4.68
           2-Jun-03            4.71
          30-May-03            4.71
          29-May-03            4.72
          28-May-03            4.70
          27-May-03            4.65
          23-May-03            4.71
          22-May-03            4.71
          21-May-03            4.70
          20-May-03            4.60
          19-May-03            4.51
          16-May-03            4.30
          15-May-03            4.60
          14-May-03            4.37
          13-May-03            4.25
          12-May-03            4.32
           9-May-03            4.31
           8-May-03            4.30
           7-May-03            4.34
           6-May-03            4.39
           5-May-03            4.34
           2-May-03            4.35
           1-May-03            4.15
          30-Apr-03            4.20
          29-Apr-03            4.30
          28-Apr-03            4.30
          25-Apr-03            4.29
          24-Apr-03            4.30
          23-Apr-03            4.43
          22-Apr-03            4.47
          21-Apr-03            4.50
          17-Apr-03            4.42
          16-Apr-03            4.46
          15-Apr-03            4.49

                                      -14-

6)  SINCE  COMPUTER  HORIZONS HAS HAD  DIFFICULTY  IN ITS BUSINESS WITH A COSTLY
    ACCOUNTING  ERROR  AND A  HISTORY  OF  MISSING  FINANCIAL  GUIDANCE,  SHOULD
    COMPUTER HORIZONS ENTER INTO A MERGER TRANSACTION?

            Computer  Horizons  has stated in its recent  SEC  filings  that the proposed  merger  with  Analysts  International  will yield cost  savings of $15 million per annum. Is this achievable given the following:

            o   FIRST QUARTER OF FISCAL 2005 -- Computer Horizons admits that it missed revenue guidance.

            o   FOURTH QUARTER OF FISCAL 2004 -- Computer  Horizons  admits that it missed operating performance guidance.

            o   THIRD QUARTER OF FISCAL 2004 -- Computer Horizons admits that an
                accounting   error  set  the  company  back  on  the   financial
                objectives of its three-year plan.

            We  would  like to note  that  Computer  Horizons  has not  held the conference call it announced in the first quarter 2005 earnings release. In this release  Computer  Horizons  said that it would  conduct a  conference  call and webcast to discuss the results after it had filed its registration  statement in
connection   with  the  proposed   merger  with  Analysts   International.   The
registration  statement was filed several months ago yet the conference call and webcast  have not been  publicly  announced.  We would  like to  understand  why
Computer  Horizons has not held the call as we have many questions we would like to ask about the  current  business  performance  and the  goals it  expects  to achieve with this proposed merger.

            As we have mentioned,  our group  collectively owns 3,226,600 shares or approximately  10.3% of Computer  Horizons'  outstanding stock. The directors and  executive  officers of  Computer  Horizons on the other hand have a nominal investment stake in Computer Horizons.  According to public filings,  as of July
15,  2005,  all the  directors  and  executive  officers  of  Computer  Horizons collectively  owned  outright  less than 1% of the shares  outstanding  (and own beneficially,  including options,  only 2.1% of the shares). We believe that the

                                      -15-

lack  of  significant  actual  ownership  of  Computer  Horizons  shares  by the directors and management may contribute to the board's and management's  lack of commitment to maximizing the value of the shares,  as most plainly  evidenced by their support of the merger with Analysts International.

            Since we  believe  that the  proposed  merger is the wrong  move for
Computer  Horizons,  we believe it should hire an investment banking firm with a mandate to fully  explore all  strategic  alternatives  to maximize  shareholder value,  including,  but not limited to, selling the entire company by means of a
merger,  tender  offer  or  otherwise  to  the  highest  bidder,   divesting  or
spinning-off  all the assets of Computer  Horizons on a tax  efficient  basis or continuing  to operate  Computer  Horizons  and  divesting or  spinning-off  its non-core  assets.  Concurrently,  we believe  Computer  Horizons  should seek to maximize its  profitability  by cutting costs,  pursuing  internal growth and/or using its excess cash to repurchase its undervalued shares.

            We encourage all shareholders to discard any proxy materials you may receive from Computer  Horizons and to only vote the enclosed  GREEN proxy card.
If you have any  questions,  or need  assistance in filling out your GREEN proxy card, please call our proxy solicitors,  MacKenzie  Partners,  Inc. toll-free at
(800) 322-2885 or (212) 929-5500 (call collect).

                                    Sincerely

                                    /s/ Eric Rosenfeld
                                    ------------------
                                    Eric Rosenfeld
                                    The Computer Horizons Full Value Committee

 IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GREEN PROXY CARD,
    OR NEED ADDITIONAL COPIES OF THE COMMITTEE'S PROXY MATERIALS, PLEASE CALL
              MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.

                                    MACKENZIE
                                 PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           PROXY@MACKENZIEPARTNERS.COM
                                       or
                            TOLL FREE (800) 322-2885

            Item 2: On August 17, 2005, the Committee issued the following press release:

NEWS RELEASE

CONTACTS:
Bob Sandhu
Mark Harnett
MacKenzie Partners, Inc.
(212) 929-5500

             THE COMPUTER HORIZONS FULL VALUE COMMITTEE SENDS LETTER
             TO SHAREHOLDERS --URGES SHAREHOLDERS TO VOTE "AGAINST"
                       MERGER WITH ANALYSTS INTERNATIONAL

NEW YORK, NY, AUGUST 17 - The Computer  Horizons Full Value Committee today sent the following  letter to Computer  Horizons Corp.  (NASDAQ:  CHRZ)  shareholders urging them to vote  "AGAINST" the proposed  merger with Analysts  International
Corporation (NASDAQ: ANLY):

                                      -16-

                            AN IMPORTANT MESSAGE FROM
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE

          PLEASE VOTE AGAINST THE PROPOSED MERGER OF COMPUTER HORIZONS
                          WITH ANALYSTS INTERNATIONAL

           PLEASE HELP PROTECT YOUR INVESTMENT BY VOTING THE ENCLOSED
                             GREEN PROXY CARD TODAY

August 16, 2005

Fellow Computer Horizons Shareholder:

            We have formed The Computer Horizons Full Value Committee because we believe that Computer Horizons has proposed a merger  transaction that will have a lasting  negative impact on your  investment.  We  collectively  own 3,226,600 shares, or approximately 10.3%, of Computer Horizons'  outstanding stock. PLEASE
JOIN US IN DEFEATING THE PROPOSED MERGER WITH ANALYSTS  INTERNATIONAL  BY VOTING
THE ENCLOSED GREEN PROXY CARD AGAINST THE MERGER RELATED PROPOSALS TODAY.

            As you may know, Computer Horizons is seeking  shareholder  approval to merge with Analysts  International.  While Computer  Horizons claims that the merger would be beneficial to all Computer Horizons' shareholders, we oppose the merger for the following reasons:

1)   WE SHOULD NOT BE USING OUR STOCK TO PURCHASE  ANALYSTS  INTERNATIONAL  WHEN
     OUR STOCK IS UNDERVALUED.

            Based upon our review of  Computer  Horizons'  intrinsic  value,  we believe that its stock is currently  undervalued in the market.  As a result, we believe the exchange ratio under the proposed merger is set too high.  According to public filings, Citigroup, Computer Horizons' financial advisor, determined a range for the implied per share value of Computer Horizons common stock of $4.66 to $6.52 as part of a  discounted  cash  flow  analysis,  one of many  valuation metrics  applied by  Citigroup.  Despite  this share value range  determined  by
Citigroup,  in order to effect the  merger,  Computer  Horizons  agreed to issue close to 100% of its shares outstanding to Analysts  International  shareholders when Computer  Horizons stock was trading at $3.15 per share.  It is interesting to note given these facts that Computer Horizons' share price fell approximately
15% during the week following the announcement of the merger.  We do not believe
Computer  Horizons  should use its stock to purchase  another  company  when its stock is trading at less than intrinsic value.

2)   THE  PROPOSED  MERGER  WILL  DILUTE EACH  COMPUTER  HORIZONS  SHAREHOLDER'S
     OWNERSHIP INTEREST IN CHIMES AND THE FEDERAL BUSINESS.

            Currently, Computer Horizons has two attractive assets in its Chimes and Federal business segments.  On the other hand,  staffing accounts for 72% of
Analysts International's business. If the merger is completed, existing Computer
Horizons  shareholders will own only approximately 50% of the surviving company.
This means that the  merger  will have the effect of cutting  almost in half the existing  Computer  Horizons  shareholders'  ownership in the Chimes and Federal business segments.

            The Chimes business in particular has performed  exceptionally  well the last two years.  The Chimes  business  went from  suffering  a Total  (Loss)
Before  Income Tax of $8.93 million in 2002 to Total Income Before Income Tax of
$1.59 million for the six months ended June 30, 2005.

                                      -17-

     PERFORMANCE OF CHIMES AND ANALYSTS INTERNATIONAL DURING FIRST SIX MONTHS OF
     2005 COMPARED TO FIRST SIX MONTHS OF 2004

CHIMES TREND                    FIRST HALF OF 2004                 FIRST HALF OF 2005        % CHANGE       TREND
------------                    ------------------                 ------------------        --------       -----
Revenues                        $11.3 Million                      $13.4 Million             18.6%          Increasing
Operating Income*               $(0.3) Million                     $1.6 Million              N/A            Increasing

ANALYSTS TREND                  FIRST HALF OF 2004                 FIRST HALF OF 2005        % CHANGE       TREND
--------------                  ------------------                 ------------------        --------       -----
Revenues                        $172.3 Million                     $158.2 Million            - 8.2%         Decreasing
Operating Income*               $1.6 Million                       $0.6 Million              - 61.6%        Decreasing

--------------------
* Operating  Income is defined as earnings  before  amortization of intangibles, merger-related costs, interest and taxes.

            Given   this   divergent   performance   by  Chimes   and   Analysts
International during the first half of 2005, we believe Computer Horizons should not be proposing to now dilute shareholders' ownership in Chimes.

3)   THE PROPOSED MERGER REPRESENTS A SIGNIFICANT CHANGE IN STRATEGY.

            Before the merger  discussions  began with  Analysts  International,
Computer Horizons' management repeatedly discussed during conference calls their three-year strategy of growing the higher margins solutions business. We believe that  Computer  Horizons  should  follow  through on its  original  strategy and continue to focus on the Chimes and Federal  businesses rather than the staffing business.

4)   THERE ARE COMBINED,  DIRECT TRANSACTION COSTS OF UP TO APPROXIMATELY  $14.4
     MILLION,  INCLUDING  APPROXIMATELY  $7.8  MILLION IN CHANGE IN CONTROL  AND
     WAIVER PAYMENTS IN THE ANALYSTS TRANSACTION.

            Based on our own  analysis,  at the time the merger was announced in
April 2005 the direct transaction costs of up to $14.4 million would equal up to an astounding 13.8% of the approximate $104.4 million merger consideration. $7.8 million of the costs are  expected  to  consist of change of control  and waiver fees from the  Analysts  International  side,  representing  7.5% of the  merger consideration.  Institutional  Shareholder  Services (ISS), the nation's leading proxy voting  advisory  service,  has a policy of giving  greater  scrutiny to a transaction if the change in control  payments appear likely to exceed 3% of the deal's equity value.

5)   THERE ARE POTENTIALLY MORE FAVORABLE  STRATEGIC  OPPORTUNITIES FOR COMPUTER
     HORIZONS THAN THE PROPOSED MERGER.

            We believe  Computer  Horizons  has failed to  seriously  explore or
consider   alternative  merger  partners  or  other  opportunities  to  maximize shareholder value. Computer Horizons' public filings relating to the merger even contain the following comment from its financial advisor, Citigroup:

            "...our opinion does not address,  the relative merits of the Merger as  compared to any  alternative  business  strategies  that might exist for the
Company  or the  effect of any other  transaction  in which  the  Company  might engage".

            This point is also evidenced by the fact that since the beginning of
2003, Computer Horizons has been approached by potential acquirors who expressed interest in  negotiating  a purchase of Computer  Horizons.  On April 14,  2003,
Aquent LLC made a $5.00 per share offer for Computer  Horizons that was rejected by management. The Aquent offer represented a 67% premium to the market price of

                                      -18-

the shares the business day prior to when the offer was made.  Computer Horizons spent $6.4 million of  shareholders'  money in its aggressive  campaign  against
Aquent,  consisting of approximately $3.4 million in legal fees, $1.8 million in financial  advisor fees and $1.2 million in proxy  solicitation  and other fees, based on public filings. Since the Aquent offer, management has revealed that it has been approached by other  potential  purchasers.  In the meantime,  Computer
Horizons' share price has declined,  as illustrated  below,  since the day after the Aquent offer was announced.

6)   SINCE  COMPUTER  HORIZONS HAS HAD  DIFFICULTY IN ITS BUSINESS WITH A COSTLY
     ACCOUNTING  ERROR AND A HISTORY OF  MISSING  FINANCIAL  GUID  ANCE,  SHOULD
     COMPUTER HORIZONS ENTER INTO A MERGER TRANSACTION?

            Computer  Horizons  has stated in its recent  SEC  filings  that the proposed  merger  with  Analysts  International  will yield cost  savings of $15 million per annum. Is this achievable given the following:

            o   FIRST QUARTER OF FISCAL 2005 -- Computer Horizons admits that it missed revenue guidance.

            o   FOURTH QUARTER OF FISCAL 2004 -- Computer  Horizons  admits that it missed operating performance guidance.

            o   THIRD QUARTER OF FISCAL 2004 -- Computer Horizons admits that an
                accounting   error  set  the  company  back  on  the   financial
                objectives of its three-year plan.

            We  would  like to note  that  Computer  Horizons  has not  held the conference call it announced in the first quarter 2005 earnings release. In this release  Computer  Horizons  said that it would  conduct a  conference  call and webcast to discuss the results after it had filed its registration  statement in
connection   with  the  proposed   merger  with  Analysts   International.   The
registration  statement was filed several months ago yet the conference call and webcast  have not been  publicly  announced.  We would  like to  understand  why
Computer  Horizons has not held the call as we have many questions we would like to ask about the  current  business  performance  and the  goals it  expects  to achieve with this proposed merger.

            As we have mentioned,  our group  collectively owns 3,226,600 shares or approximately  10.3% of Computer  Horizons'  outstanding stock. The directors and  executive  officers of  Computer  Horizons on the other hand have a nominal investment stake in Computer Horizons.  According to public filings,  as of July
15,  2005,  all the  directors  and  executive  officers  of  Computer  Horizons collectively  owned  outright  less than 1% of the shares  outstanding  (and own beneficially,  including options,  only 2.1% of the shares). We believe that the lack  of  significant  actual  ownership  of  Computer  Horizons  shares  by the

                                      -19-

directors and management may contribute to the board's and management's  lack of commitment to maximizing the value of the shares,  as most plainly  evidenced by their support of the merger with Analysts International.

            Since we  believe  that the  proposed  merger is the wrong  move for
Computer  Horizons,  we believe it should hire an investment banking firm with a mandate to fully  explore all  strategic  alternatives  to maximize  shareholder value,  including,  but not limited to, selling the entire company by means of a
merger,  tender  offer  or  otherwise  to  the  highest  bidder,   divesting  or
spinning-off  all the assets of Computer  Horizons on a tax  efficient  basis or continuing  to operate  Computer  Horizons  and  divesting or  spinning-off  its non-core  assets.  Concurrently,  we believe  Computer  Horizons  should seek to maximize its  profitability  by cutting costs,  pursuing  internal growth and/or using its excess cash to repurchase  its  undervalued  shares.  We encourage all shareholders  to discard  any proxy  materials  you may  receive  from  Computer
Horizons  and to only  vote  the  enclosed  GREEN  proxy  card.  If you have any questions,  or need assistance in filling out your GREEN proxy card, please call our proxy solicitors,  MacKenzie  Partners,  Inc. toll-free at (800) 322-2885 or
(212) 929-5500 (call collect).

 Sincerely
/sig/
Eric Rosenfeld
The Computer Horizons Full Value Committee

If you have any questions,  require  assistance in voting your GREEN proxy card, or need additional copies of the Committee's proxy materials, please call
             MacKenzie Partners at the phone numbers listed below.

                               105 Madison Avenue
                               New York, NY 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (Call Collect)
                                       or
                            TOLL-FREE (800) 322-2885

                                      # # #

                                      -20-